DREYFUS CONNECTICUT

      MUNICIPAL MONEY

      MARKET FUND, INC.

      SEMIANNUAL REPORT March 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                            DREYFUS CONNECTICUT

                                              MUNICIPAL MONEY MARKET FUND, INC.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Connecticut Municipal Money Market Fund, Inc., covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for stocks and bonds, and tax-exempt money market yields have remained near historical lows.

Indeed, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

HOW DID DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC. PERFORM DURING THE PERIOD?

For the six-month period ended March 31, 2002, the fund produced a 1.10% annualized yield. Taking into account the effects of compounding, the fund produced an annualized effective yield of 1.11%.(1

We attribute the fund' s performance to low prevailing interest rates, which caused tax-exempt money market yields to fall to historically low levels.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and maintenance of liquidity.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality money market instruments that provide income exempt from federal and Connecticut state income taxes. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Connecticut's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then current higher yields, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to main-

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tain then current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the reporting period the Federal Reserve Board (the "Fed") reduced short-term interest rates three times, reducing the benchmark federal funds rate to 1.75%, its lowest level since the 1960s. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking an investment alternative for their assets. As a result, total assets invested in tax-exempt money market funds generally rose throughout the reporting period, creating additional downward pressure on yields.

Connecticut' s municipal bond market generally tracked the movements of the national market during the reporting period. As a result of the weakening U.S. economy, Connecticut' s state and local governments received less tax revenue than anticipated, which leaves them facing budget shortfalls. However, our credit analysts believe that because of its conservative fiscal management policies and strong residential tax base, the state is in better financial shape than many other states.

WHAT IS THE FUND'S CURRENT STRATEGY?

Early in the reporting period, the fund's relatively long weighted average maturity proved advantageous because it enabled us to lock in prevailing higher yields for as long as we deemed practical while short-term interest rates fell. However, when it became clear that the Fed was not likely to reduce interest rates further, we reduced the fund's weighted average maturity by increasing our emphasis on commercial paper with three- to six-month maturities, rather than one-year municipal notes, to enhance our ability to capture higher yields as they become available. Of course, we are prepared to change our strategy and the fund's composition as market conditions develop.

April 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)



                                                                                             Principal
TAX EXEMPT INVESTMENTS--100.2%                                                              Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--99.3%

Town of Avon, GO Notes, BAN 3%, 7/17/2002                                                     5,745,000                5,754,259

Town of Bloomfield, GO Notes:

   6.10%, 6/15/2002                                                                             100,000                  100,826

   3.75%, 11/1/2002                                                                             591,000                  596,627

Town of Branford, GO Notes:

   6.40%, 6/15/2002 (Insured; FGIC)                                                             450,000                  453,063

   Refunding 4%, 5/15/2002 (Insured; MBIA)                                                    1,380,000                1,381,625

Town of Canton, GO Notes

   2.25%, 11/1/2002 (Insured; FGIC)                                                             195,000                  195,168

Town of Cheshire, GO Notes, Refunding 4%, 8/1/2002                                            1,720,000                1,731,360

Town of Colchester, GO Notes, Refunding

   4%, 6/15/2002 (Insured; FGIC)                                                                655,000                  656,514

Town of Columbia, GO Notes

   6%, 6/15/2002 (Insured; MBIA)                                                                100,000                  100,634

State of Connecticut

  GO Notes:

      4.50%, 6/15/2002                                                                          200,000                  200,904

      5.25%, 7/1/2002                                                                           475,000                  476,161

      4.60%, 10/1/2002                                                                          250,000                  253,463

      4.30%, 11/1/2002                                                                          100,000                  101,284

      5.80%, 11/15/2002                                                                         100,000                  102,563

      6.10%, 11/15/2002                                                                         100,000  (b)             104,656

      6%, Series A, 5/15/2002                                                                 1,005,000                1,009,399

      6%, Series B, 5/15/2002                                                                   500,000                  501,706

      VRDN 1.45% (Liquidity Facility; Landesbank

         Hessen-Thuringen Girozentrale)                                                      22,740,000  (a)          22,740,000

Connecticut Clean Water Fund

  Sewer Revenue:

      5.30%, 4/1/2002                                                                           500,000                  500,000

      5.60%, 8/1/2002                                                                           200,000                  202,522

      4%, 9/1/2002                                                                              650,000                  657,189

Connecticut Development Authority, VRDN:

  Airport Facility Revenue

      (Learjet Inc. Project) 1.55% (LOC; Bank of America)                                     3,100,000  (a)           3,100,000

   Health Care Revenue

      (Independent Living Project)

      1.35% (LOC; Chase Manhattan Bank)                                                       6,300,000  (a)           6,300,000

   IDR:

      (Allen Group Inc.)

         1.50% (LOC; First Union Bank)                                                        1,100,000  (a)           1,100,000

      (Energy Network Sina Project)

         1.40% (LOC; Fleet Bank)                                                              3,900,000  (a)           3,900,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Development Authority, VRDN (continued):

  IDR (continued):

    (Imperial Electric Assembly Project)

         1.50% (LOC; First Union Bank)                                                        2,050,000  (a)           2,050,000

      (Lapham-Hickey Steel Corp.)

         1.70% (LOC; Harris Trust & Savings Bank)                                             1,500,000  (a)           1,500,000

      Refunding (Capital District Energy)

         1.40% (LOC; Fleet Bank)                                                              3,900,000  (a)           3,900,000

      (SHW Inc. Project) 1.40% (LOC; Deutsche Bank)                                           5,600,000  (a)           5,600,000

   PCR:

      (Connecticut Light and Power Co. Project):

         1.45% (Insured; AMBAC and Liquidity Facility;

            The Bank of New York)                                                            13,000,000  (a)          13,000,000

         1.57% (Liquidity Facility; Merrill Lynch)                                            1,750,000  (a)           1,750,000

      (Western Massachusetts Electric Co.)

         1.57% (Liquidity Facility; Merrill Lynch)                                            3,800,000  (a)           3,800,000

Connecticut Health and Educational Facilities Authority:

  College and University Revenue, VRDN:

    (Pomfret School Issue)

         1.40% (LOC; Fleet Bank)                                                                900,000  (a)             900,000

      (Quinnipac University)

         1.40% (Liquidity Facility: Asset Guaranty

         and Morgan Guaranty Trust)                                                           6,400,000  (a)           6,400,000

   Private Schools Revenue

      (Taft School Issue) 4%, 7/1/2002                                                          470,000                  471,730

      VRDN:

         (Academy of Our Lady )

            1.60% (LOC; Allied Irish Bank)                                                    3,400,000  (a)           3,400,000

         (Ethel Walker School Issue)

            1.60% (LOC; Allied Irish Bank)                                                    8,500,000  (a)           8,500,000

         (Hotchkis School)

            1.40% (Liquidity Facility; Northern Trust Company)                               10,100,000  (a)          10,100,000

         (Whitby School)

            1.35% (LOC; The Bank of New York)                                                 3,000,000  (a)           3,000,000

   Recreational Revenue, VRDN

      (Greater Hartford YMCA) 1.50% (Insured;
      AMBAC and Liquidity Facility; Fleet Bank)                                               5,300,000  (a)           5,300,000

   Revenues:

      Child Care Facilities Program

         4.25%, 7/1/2002 (Insured; AMBAC)                                                       100,000                  100,367

      CP (Yale University):

         1.20%, 4/8/2002                                                                      3,300,000                3,299,538

         1.20%, 5/10/2002                                                                    20,590,000               20,590,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational Facilities Authority (continued):

  Revenues (continued):

    (Kent State Issue)

         4.25%, 7/1/2002 (Insured; MBIA)                                                        100,000                  100,699

      (New Britain Memorial Hospital)

         7.75%, 7/1/2002                                                                      1,260,000  (b)           1,300,275

      (Yale/New Haven Hospital)

         3%, 6/1/2002 (Insured; FGIC and Liquidity

         Facility; Fleet Bank)                                                                1,000,000                1,000,000

      VRDN:

         (Community Renewal Team)

            1.45% (LOC; Fleet Bank)                                                           2,010,000  (a)           2,010,000

         (Gaylord Hospital Issue)

            1.45% (LOC; Bank of Boston)                                                       6,835,000  (a)           6,835,000

         (Hartford Hospital)

            1.45% (LOC; Fleet Bank)                                                           3,175,000  (a)           3,175,000

Connecticut Housing Finance Authority, Revenue:

  Housing Mortgage Finance Program:

      2.75%, 5/15/2002                                                                        1,270,000                1,270,000

      4.80%, 5/15/2002                                                                          250,000                  250,577

      5.40%, 5/15/2002                                                                          750,000                  752,767

      VRDN:

         1.40% (Insured; AMBAC and Liquidity

            Facility; FHLB)                                                                   6,600,000  (a)           6,600,000

         1.55% (LOC; FHLM)                                                                    8,981,000  (a)           8,981,000

      VRDN, Merlots Program

         1.53% (Liquidity Facility; First Union Bank)                                         2,400,000  (a)           2,400,000

Connecticut Resource Recovery Authority, RRR, Refunding:

  (American Refunding Fuel Co.)

      5.50%, 11/15/2002 (Insured; MBIA)                                                       2,000,000                2,048,556

   (Mid-Connecticut System)

      5.50%, 11/15/2002 (Insured; MBIA)                                                         250,000                  255,866

Connecticut Special Tax Obligation, Revenues

  (Transportation Infrastructure):

      5%, 4/1/2002                                                                            2,000,000                2,000,000

      5.10%, 6/1/2002 (Insured; FGIC)                                                           100,000                  100,573

      4.375%, 9/1/2002 (Insured; FSA)                                                           850,000                  859,471

      2%, 10/1/2002                                                                           1,180,000                1,179,278

      2.50%, 10/1/2002                                                                        4,000,000                4,007,856

      4%, 11/1/2002 (Insured; FSA)                                                              100,000                  101,412

      6%, 11/1/2002 (Insured; FSA)                                                            1,500,000                1,536,140

      Refunding:

         4.80%, 9/1/2002                                                                      2,100,000                2,128,996

         6.25%, 10/1/2002 (Insured; FGIC)                                                       100,000                  102,260



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Special Tax Obligation, Revenues

  (Transportation Infrastructure) (continued):

    VRDN:

         1.40% (Insured; FGIC and Liquidity Facility;

            Dexia Credit Locale)                                                             11,490,000  (a)          11,490,000

         1.45% (LOC; Commerzbank)                                                            15,000,000  (a)          15,000,000

Town of Cromwell, GO Notes

   4.50%, 5/15/2002 (Insured; FSA)                                                              220,000                  220,468

Town of Danbury, GO Notes 4%, 8/1/2002                                                          100,000                  100,744

Town of Derby, GO Notes 9.40%, 9/15/2002                                                        185,000                  190,944

Town of East Granby, GO Notes

   5%, 11/1/2002 (Insured; FGIC)                                                                350,000                  355,857

Town of East Haven, GO Notes

   5.50%, 12/1/2002 (Insured; FGIC)                                                             680,000                  695,666

Eastern Resource Recovery Authority

  Solid Waste Revenue, VRDN

   1.58% (LOC; Merrill Lynch)                                                                 3,995,000  (a)           3,995,000

Town of Guilford, GO Notes, Refunding

   4%, 10/15/2002                                                                               605,000                  612,393

City of Hartford, GO Notes

   5%, 5/15/2002 (Insured; FGIC)                                                              1,150,000                1,152,710

Hartford County Metropolitan District, GO Notes

   5.50%, 4/1/2003                                                                            1,305,000                1,347,895

Hartford Redevelopment Agency, MFMR, Refunding

  VRDN (Underwood Tower Project)

  1.45% (Insured; FSA and Liquidity Facility;

   Societe Generale)                                                                          3,600,000  (a)           3,600,000

City of Meriden, GO Notes:

   4.70%, 8/1/2002 (Insured; FGIC)                                                              500,000                  505,091

   5.30%, 10/15/2002 (Insured; AMBAC)                                                           100,000                  101,925

City of Milford, GO Notes 3.25%, 11/1/2002                                                      155,000                  156,028

Town of Montville, GO Notes 4%, 7/15/2002                                                       227,000                  228,295

City of New Britain, GO Notes:

   5%, 4/1/2002 (Insured; AMBAC)                                                                175,000                  175,000

   VRDN:

      1.30% (Insured; AMBAC and Liquidity Facility;

         Bank of Nova Scotia)                                                                    90,000  (a)              90,000

      1.40% (Insured; AMBAC and Liquidity Facility;

         Bank of Nova Scotia)                                                                 3,600,000  (a)           3,600,000

Town of North Branford, GO Notes, Refunding

   4%, 10/1/2002 (Insured; MBIA)                                                                860,000                  867,934

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Norwalk Maritime Center Authority, Revenue, Refunding

   (Maritime Center Project) 5.50%, 2/1/2003                                                    670,000                  688,921

City of Norwich, GO Notes:

   5.125%, 9/15/2002                                                                            195,000                  197,369

   Refunding 5%, 4/1/2002 (Insured; FGIC)                                                       610,000                  610,000

Town of Plymouth, GO Notes, BAN

   2.50%, 10/9/2002                                                                           1,045,000                1,047,674

Town of Pomfret, GO Notes, Refunding

   4%, 11/15/2002 (Insured; MBIA)                                                               380,000                  384,671

Town of Preston, GO Notes 6%, 8/1/2002 (Insured; FGIC)                                          190,000                  191,952

Regional School District Number 5, Revenue

   BAN 1.95%, 8/1/2002                                                                          280,000                  280,275

Regional School District Number 10, Towns of

  Burlington and Harwinton, GO Notes

   Refunding 3%, 10/15/2002 (Insured; MBIA)                                                     990,000                  995,534

Regional School District Number 14, Towns of

  Woodbury and Bethlehem, GO Notes

   4.50%, 5/15/2002                                                                             250,000                  250,412

Regional School District Number 16, Towns of

  Beacon Falls and Prospect, GO Notes

   4.50%, 5/15/2002 (Insured; FSA)                                                              250,000                  250,532

Regional School District Number 18, GO Notes

   6%, 6/1/2002 (Insured; FSA)                                                                  525,000                  527,660

Town of Seymour, GO Notes, Refunding

   4%, 8/1/2002 (Insured; MBIA)                                                                 750,000                  753,817

City of Shelton, GO Notes 3%, 11/15/2002                                                        700,000                  704,307

South Central Regional Water Authority

  Water System Revenue

   5.40%, 8/1/2002 (Insured; FGIC)                                                              250,000                  252,994

Town of Southington, GO Notes

   4%, 5/15/2002 (Insured; FGIC)                                                                625,000                  625,736

Town of Stamford, GO Notes

   Refunding 5%, 7/15/2002                                                                      200,000                  201,284

Town of Stonington, GO Notes, Refunding

   4%, 5/15/2002                                                                                355,000                  355,388

Town of Stratford:

   GO Notes, Refunding 4%, 4/15/2003 (Insured; FGIC)                                            100,000                  101,833

   Revenue, BAN 3%, 8/14/2002                                                                 2,475,000                2,479,461

Town of Torrington, GO Notes

   6%, 5/15/2002 (Insured; MBIA)                                                                150,000                  150,774


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Town of West Hartford, GO Notes

   3.50%, 1/15/2003                                                                             125,000                  126,462

Town of Westport, GO Notes 3.65%, 9/15/2002                                                     240,000                  241,948

Town of Wethersfield, GO Notes 5.25%, 10/15/2002                                                350,000                  355,855

Town of Wolcott, GO Notes

   3%, 8/15/2002 (Insured; FGIC)                                                                150,000                  150,797

Town of Woodbridge, GO Notes 4.50%, 4/15/2002                                                   145,000                  145,093

U.S. RELATED--.9%

Commonwealth of Puerto Rico, GO Notes:

   4.50%, 7/1/2002 (Insured; MBIA)                                                              600,000                  603,590

   6.10%, 7/1/2002 (Insured; MBIA)                                                              300,000                  302,378

Commonwealth of Puerto Rico Highway and

  Transportation Authority, Highway Revenue

   5.625%, 7/1/2002                                                                           1,250,000  (b)           1,280,612
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $253,619,422)                                                            100.2%              253,620,563

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)                (501,998)

NET ASSETS                                                                                       100.0%              253,118,565

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                American Municipal Bond
                          Assurance Corporation

BAN                  Bond Anticipation Notes

CP                   Commercial Paper

FGIC                 Financial Guaranty Insurance
                          Company

FHLB                 Federal Home Loan Bank

FHLM                 Federal Home Loan Mortgage

FSA                  Financial Security Assurance

GO                   General Obligation

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors Assurance
                          Insurance Corporation

MFMR                 Multi-Family Mortgage Revenue

PCR                  Pollution Control Revenue

RRR                  Resources Recovery Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 76.0

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       18.5

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     5.5

                                                                                                                 100.0


(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY THE U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           253,619,422   253,620,563

Cash                                                                    912,902

Interest receivable                                                   1,174,312

Prepaid expenses                                                         14,862

                                                                    255,722,639
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           112,229

Payable for investment securities purchased                           2,448,140

Accrued expenses                                                         43,705

                                                                      2,604,074
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      253,118,565
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     253,132,939

Accumulated net realized gain (loss) on investments                     (15,515)

Accumulated gross unrealized appreciation of investments                  1,141
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      253,118,565
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       253,132,939

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,130,157

EXPENSES:

Management fee--Note 2(a)                                              610,574

Shareholder servicing costs--Note 2(b)                                 110,208

Professional fees                                                       21,904

Custodian fees                                                          15,856

Prospectus and shareholders' reports                                     8,449

Registration fees                                                        5,926

Directors' fees and expenses--Note 2(c)                                  5,528

Miscellaneous                                                            9,420

TOTAL EXPENSES                                                         787,865

Less--reduction in management fee
  due to undertaking--Note 2(a)                                        (5,627)

NET EXPENSES                                                           782,238

INVESTMENT INCOME--NET                                               1,347,919
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                    440

Net unrealized appreciation (depreciation) on investments                  870

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   1,310

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,349,229

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2002           Year Ended
                                              (Unaudited)   September 30, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,347,919            5,693,640

Net realized gain (loss) from investments             440               22,449

Net unrealized appreciation
   (depreciation) of investments                      870               (6,819)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,349,229             5,709,270
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,347,919)          (5,693,640)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 134,214,883         366,391,628

Dividends reinvested                            1,318,043           5,552,367

Cost of shares redeemed                      (137,239,974)       (318,027,428)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (1,707,048)         53,916,567

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,705,738)         53,932,197
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           254,824,303          200,892,106

END OF PERIOD                                 253,118,565          254,824,303

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds financial statements.



                                          Six Months Ended

                                            March 31, 2002                                Year Ended September 30,
                                                                   -----------------------------------------------------------------

                                                (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .005          .027          .031          .024           .029          .029

Distributions:

Dividends from investment
   income--net                                      (.005)        (.027)        (.031)         (.024)        (.029)        (.029)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   1.10(a)         2.70          3.19           2.44          2.89          2.93
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .64(a)          .61           .65            .63           .65           .65

Ratio of net investment income
   to average net assets                           1.10(a)         2.60          3.15           2.41          2.85          2.89

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                          .00(b)        .00(b)           .03           .12           .20           .04
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     253,119       254,824       200,892       174,600        183,078       181,930

(A) ANNUALIZED.

(B) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

earnings credits of $3,788 during the period ended March 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $16,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. If not applied, $13,000 of the carryover expires in fiscal 2004, $1,000 expires in fiscal 2007 and $2,000 expires in fiscal 2008.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 2001 through to March 31, 2002 to reduce the management fee paid by the fund, if the aggregate annual expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $5,627 during the period ended March 31, 2002.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2002, the fund was charged $77,633 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $21,923 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES

                                                           FOR MORE INFORMATION

                        DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND 200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  101SA0302